UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

IDEAL POWER INC.

(Exact name of registrant as specified in charter)

Delaware	001-36216	14-1999058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4120 Freidrich Lane, Suite 100

Austin, Texas 78744

(Address of principal executive offices, including zip code)

(512) 264-1542

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2019, Ideal Power Inc. (the “Company”) entered into Award Forfeiture Agreements (“Forfeiture Agreements”) with Lon E. Bell, Chief Executive Officer, President and Chairman of the Board of Directors of the Company (the “Board”), R. Daniel Brdar, BTRAN Chief Commercial Officer and a member of the Board, Timothy W. Burns, Chief Financial Officer, and David B. Eisenhaure, a member of the Board. Pursuant to the Forfeiture Agreements, these individuals voluntarily forfeited their equity award grants with a grant date prior to January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAL POWER INC.

Date: April 5, 2019	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer